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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): January 22, 1998


                                   SONAT INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                      01-07179              63-0647939
(State or other jurisdiction of    Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



        1900 FIFTH AVENUE NORTH
        BIRMINGHAM, ALABAMA                                         35203
(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (205) 325-3800

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                                   SONAT INC.

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


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Item 5.          Other Events   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

Item 7.          Financial Statements and Exhibits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

Signature         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
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ITEM 5.  OTHER EVENTS.

          On January 22, 1998, Sonat Inc. issued the press release attached hereto as Exhibit 99.1 relating to, among other things, its 1997 results of operations.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits.   The following material is filed as an
exhibit to this Current Report on Form 8-K:


 Exhibit
 Number                             Description of Exhibit
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 99.1                     Press Release dated January 22, 1998





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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SONAT INC.



                                  By:   /s/ William A.  Smith
                                      -----------------------------------
                                          William A. Smith
                                          Title: Executive Vice President




Dated: January 22, 1998





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                                 EXHIBIT INDEX

 Exhibit
 Number                                       Description
 ------                                       -----------
   99.1            Press Release dated January 22, 1998